                                                                    EXHIBIT 99.1






                       $547,500,000 Offered (approximate)



                                 [CONSECO LOGO]




                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer



          Certificates for Manufactured Housing Contracts Series 2002-1


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                         TERM SHEET DATED April 4, 2002

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2002-1
                           $547,500,000 (Approximate)
                               Subject to Revision

Seller                     Conseco Finance Securitizations Corp.

Servicer                   Conseco Finance Corp.

Backup Servicer            Wells Fargo Bank Minnesota, N.A.

Trustee                    U.S. Bank National Association, St. Paul, MN

Underwriters               Lehman Brothers (lead),
                           Credit Suisse First Boston (co-manager),
                           Merrill Lynch (co-manager).



OFFERED CERTIFICATES(1):

-------------------------------------------------------------------------------------------------------------------------
                                                                                   WAL at            Final Maturity at
                              Amount               Ratings (Moody's/ S&P)         175% MHP               175% MHP
-------------------------------------------------------------------------------------------------------------------------
To Call

    A                         439,500,000.00              Aaa/AAA                   5.41                  05/2017
    M-1-A(2)                   31,500,000.00              Aa2/AA-                   9.78                  05/2017
    M-1-F                      31,500,000.00              Aa2/AA-                   9.78                  05/2017
    M-2                        30,000,000.00               A2/A-                    9.78                  05/2017
    B-1                        15,000,000.00             Baa2/BBB                   4.77                  11/2007

To Maturity

    A                         439,500,000.00              Aaa/AAA                   5.62                  07/2021
    M-1-A(2)                   31,500,000.00              Aa2/AA-                   10.04                 02/2020
    M-1-F                      31,500,000.00              Aa2/AA-                   10.04                 02/2020
    M-2                        30,000,000.00               A2/A-                    10.04                 02/2020

-------------------------------------------------------------------------------------------------------------------------
Total Balance                 547,500,000.00
-------------------------------------------------------------------------------------------------------------------------

(1)      All offered Certificates are priced to a 10% Optional Purchase.
(2)      The lesser of (a) one-month LIBOR plus the related margin per annum and
         (b) 14.00% per annum, subject to the Net WAC Cap Rate.


FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

CUT-OFF DATE:              February 28, 2002

EXP. PRICING:              Week of April 1, 2002

EXP. SETTLEMENT/
CLOSING DATE:              April 11, 2002

LEGAL FINAL:               December 1, 2033

REMITTANCE DATE:           The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day), commencing in May 2002.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                           Certificates and the Class C Certificates (Class C
                           Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2 Certificates which have an initial balance of $46,500,000 are not being publicly offered under the Prospectus
                           Supplement. The Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance
                           Corp. The Class B-2, Class B-3I and Class C
                           Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, Class M and Class B-1 Certificates are ERISA eligible.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2 and Class B Certificates are not SMMEA eligible.

TAX STATUS:                One or more REMIC elections will be made with respect
                           to the Trust for federal income tax purposes.

OPTIONAL PURCHASE:         10% cleanup call subject to certain requirements if
                           call is not exercised.

THE CONTRACT POOL:         On the Closing Date, the Trust expects to purchase
                           manufactured housing contracts having an aggregate principal balance of approximately $599,999,997 as of the Cut-off Date.

BACK-UP SERVICER:          Wells Fargo Bank Minnesota, N.A. (the "Back-Up
                           Servicer"). If a Servicing Termination Event (as described in the Pooling and Servicing Agreement) were to occur, the Back-Up Servicer may be appointed as the new Servicer. Servicing duties will be transferred to the Back-Up Servicer within 60 calendar days of notification.

NET WAC CAP RATE:          The weighted average of the Net Loan Rates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

INITIAL CREDIT
ENHANCEMENT:               Class A     26.75% subordination (Class M-1, Class
                                       M-2, Class B and overcollateralization)
                                       and Excess Spread

                           Class M-1   16.25% subordination (Class M-2, Class B
                                       and overcollateralization) and Excess
                                       Spread

                           Class M-2   11.25% subordination (Class B and
                                       overcollateralization) and Excess Spread

                           Class B-1   8.75% subordination (Class B-2 and
                                       overcollateralization) and Excess Spread

                           Class B-2   1.00% subordination
                                       (overcollateralization) and Excess
                                       Spread

                           There will be 1.00% of initial overcollateralization. Beginning on the Remittance Date in May 2002, the overcollateralization will build to 3.50% (as described in the next succeeding paragraph) of the sum of aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date.

                           Beginning on the Remittance Date in May 2002, the Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, and the Back-up Servicing Fee to the Back-up Servicer for such Remittance Date, until such distributions, in the aggregate, equal 2.50% of the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

YIELD MAINTENANCE
AGREEMENT:                 The Trust will benefit from a series of interest rate
                           cap payments from an interest rate cap provider with ratings of at least AA+/Aa1 (S&P/Moody's) pursuant to one yield maintenance agreement (the "Yield
                           Maintenance Agreements"), which are intended to partially mitigate the interest rate risk that could result from the difference between the formula rates on the Class M-1-A Certificates and the Net WAC Cap
                           Rate (the "Unpaid Basis Risk Carryover Shortfall").

                           On each Payment Date, payments under the Yield Maintenance Agreements will be made based on a notional balance equal to, the lesser of (1) the certificate principal balance of the Class M-1-A Certificates as of the immediately preceding Payment Date and (2) a balance based on an amortization schedule of the Class M-1-A Certificates applying a constant 130% MHP (assuming no losses or delinquencies) through May 2017, and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). It is anticipated that the Yield Maintenance Agreements will include the following terms:

                              Notional Balance        Strike Rate     Months
                              ----------------        -----------     ------
                           Class M-1-A @ 130 MHP        5.50%          1-181

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

DISTRIBUTIONS:             Certificateholders will be entitled to receive on
                           each Remittance Date commencing in May, 2002, to the extent that the Amount Available in the Certificate
                           Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each Remittance Date generally includes the sum of
                           (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related
                           Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in May 2002, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date
                           (but in no event later than the 25th day of the prior month).

                           The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of the Monthly Servicing Fee, then to the distribution of the Back-up Servicing Fee, then to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.


                           The "Due Period" with respect to all Remittance Dates other than the Remittance Date in May 2002, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                           With respect to the Remittance Date in May 2002, the Due Period is the period from and including March 1, 2002 to and including April 15, 2002.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

INTEREST ON THE CLASS A,
CLASS M-1-A, CLASS M-1-F,
CLASS M-2, AND CLASS B-1
CERTIFICATES:              Interest will be distributed first to the Class A
                           Certificates, then to the Class M-1-A Certificates and Class M-1-F Certificates, pro-rata, then to the Class M-2 Certificates and then to the Class B-1
                           Certificates. Interest on the outstanding Class A
                           Principal Balance, Class M-1-A Adjusted Principal
                           Balance, Class M-1-F Adjusted Principal Balance,
                           Class M-2 Adjusted Principal Balance, and Class B-1
                           Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent
                           Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                           The Class A, Class M-1-F, Class M-2, and Class B Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. The Class M-1-A Certificates will bear interest at a floating Pass-Through Rate calculated on an Actual/360 basis. Interest on the Class M-1-A Certificates will be calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus the related margin (the "Formula Rate") and (y) 14.00% per annum, subject to the Net WAC Cap Rate.

                           The "Class M-1-A Adjusted Principal Balance" as of any Remittance Date is the Class M-1-A Principal Balance less any Class M-1-A Liquidation Loss Amount. The Class M-1-A Principal Balance is the Original Class M-1-A Principal Balance less all amounts previously distributed on account of principal of the Class M-1-A Certificates.

                           The "Class M-1-F Adjusted Principal Balance" as of any Remittance Date is the Class M-1-F Principal Balance less any Class M-1-F Liquidation Loss Amount. The Class M-1-F Principal Balance is the Original Class M-1-F Principal Balance less all amounts previously distributed on account of principal of the Class M-1-F Certificates.

                           The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                           In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

PRINCIPAL ON THE CLASS A,
CLASS M-1-A, CLASS M-1-F,
CLASS M-2, AND CLASS B-1
CERTIFICATES:              After the payment of all interest distributable to
                           the Class A, Class M-1-A, Class M-1-F, Class M-2 and
                           Class B-1 Certificateholders, principal will be distributable in the following manner:

                           On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class A Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1-A and Class M-1-F Certificateholders pro-rata, on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 7.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 43.875%.

                           The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 7.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 28.125%.

                           The Class B-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1 Certificateholders on each Remittance Date on which
                           (i) the Class A Principal Balance, the Class M-1 Principal Balance, and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B-1 Distribution Test is satisfied.

                           The Class B-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, Class M-1 Principal Balance and Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of (a) the Class B Principal Balance and (b) the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any,
                           (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                           The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 7.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; (v) the sum of the Class B Principal Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 20.625%; and (vi) the sum of the Overcollateralization Amount and the Class B Principal Balance must not be less than $12,000,000.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

OPTIONAL PURCHASE:         Commencing on the first Remittance Date when the
                           aggregate principal balance of the Certificates is less than or equal to 10% of the original principal balance of the Certificates, the holder of the Class
                           C Subsidiary Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates, payment of the monthly Servicing Fee, and payment of the Back-up Servicing Fee will be used (1) to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and (2) to make additional payments on the remaining Class A Certificate pro rata based on the then outstanding principal balance of such Certificates.

CLASS B-2 INTEREST:        Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance
                           Date.

                           To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                           In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.


CLASS B-2 PRINCIPAL:       The Class B-2 Certificateholders will be entitled to
                           receive principal on each Remittance Date on which the Class B Distribution Test is satisfied and the Class B-1 Certificates have been reduced to zero;
                           provided, however, that if the Class A Principal
                           Balance, the Class M-1 Principal Balance, the Class
                           M-2 Principal Balance, and the Class B-1 Principal
                           Balance have been reduced to zero, the Class B-2
                           Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B Principal" in the Prospectus
                           Supplement.

                           On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. On and after the Class B-2 Final Payment Date (the date on which the Class B-2 balance has been reduced to zero), any portion of the Class B Percentage of the Formula Principal Distribution Amount not allocated to Class B-2 will be paid to the remaining Classes, pro rata, based upon their beginning of period principal balances.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

LOSSES ON LIQUIDATED
CONTRACTS:                 If Net Liquidation Proceeds from Liquidated Contracts
                           in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                           Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                           Servicing Fee (as long as Conseco Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class
                           B-1 Certificateholders, then the Class M-2
                           Certificateholders and then the Class M-1
                           Certificateholders, since a portion of the Amount
                           Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                           Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (Total Pool)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

           ----------------------------------------------------------
           Number of Contracts:                                14,773
           Balance of Contracts:                      $599,999,996.53
           Wgt. Avg. Contract Rate:                           11.863%
           Range of Rates:                           4.300% - 20.000%
           Wgt. Avg. Orig. Maturity:                              318
           Wgt. Avg. Rem. Maturity:                               314
           Avg. Current Balance:                           $40,614.63
           Wgt. Avg. LTV:                                      88.12%
           New/Used:                                    70.0% / 30.0%
           Park/Private:                                26.0% / 74.0%
           Single-Wide/Multi-Wide:                      26.0% / 74.0%
           Conventional:                                       99.99%
           Land-Home:                                          29.03%
           FHA/VA:                                      0.01% / 0.00%
           Low Side Override (No/Yes)                 87.67% / 12.33%
           ----------------------------------------------------------



                        YEARS OF ORIGINATION OF CONTRACTS

----------------------------------------------------------------------------------------------------------
                            Number of       Aggregate Principal Balance      % of Contracts by Outstanding
                         Contracts as of       Outstanding as of the          Principal Balance as of the
  Origination Year      the Cut-Off Date            Cut-Off Date                   Cut-Off Date (1)
----------------------------------------------------------------------------------------------------------
       1984                       2                     $17,594.08                             *
       1986                       2                      10,765.40                             *
       1987                       3                       8,072.48                             *
       1988                      22                     116,847.14                          0.02
       1989                     131                   1,623,170.49                          0.27
       1990                      96                   1,194,532.82                          0.20
       1991                     767                   8,096,621.23                          1.35
       1992                       1                      14,053.11                             *
       1995                       4                     106,062.11                          0.02
       1996                       1                      39,584.19                          0.01
       1997                       3                      78,302.82                          0.01
       1998                      24                     883,695.88                          0.15
       1999                      23                   1,275,152.93                          0.21
       2000                      61                   3,791,721.69                          0.63
       2001                  12,444                 544,484,802.20                         90.75
       2002                   1,189                  38,259,017.96                          6.38
----------------------------------------------------------------------------------------------------------
       Total:                14,773                $599,999,996.53                        100.00%
----------------------------------------------------------------------------------------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

---------------------------------------------------------------------------------------------------------------
                                  Number of           Aggregate Principal               % of Contracts by
                               Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
          States              the Cut-Off Date         the Cut-Off Date            as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------------
Texas                               1,634                $69,476,702.48                         11.58%
Michigan                              944                 44,927,387.74                          7.49
Florida                               827                 40,777,989.19                          6.80
Georgia                               811                 33,950,882.88                          5.66
Alabama                             1,067                 33,838,655.00                          5.64
North Carolina                        832                 27,901,567.51                          4.65
California                            522                 25,972,683.61                          4.33
Arizona                               477                 24,480,797.12                          4.08
South Carolina                        609                 22,978,758.97                          3.83
Tennessee                             450                 17,835,401.63                          2.97
Oklahoma                              409                 15,640,645.16                          2.61
Missouri                              398                 14,398,340.33                          2.40
Ohio                                  349                 14,247,242.11                          2.37
Indiana                               329                 14,229,302.95                          2.37
New Mexico                            347                 13,650,466.24                          2.28
Washington                            206                 13,242,317.21                          2.21
Kentucky                              316                 12,891,900.10                          2.15
New York                              260                 12,702,618.40                          2.12
Mississippi                           420                 12,663,293.79                          2.11
Pennsylvania                          302                 12,528,230.64                          2.09
Louisiana                             345                 12,170,197.52                          2.03
Arkansas                              348                 12,024,486.71                          2.00
Colorado                              250                 10,378,630.66                          1.73
Minnesota                             260                  9,084,414.42                          1.51
West Virginia                         267                  8,991,086.68                          1.50
Virginia                              242                  8,772,891.28                          1.46
Oregon                                145                  6,283,411.11                          1.05
Illinois                              176                  6,249,414.05                          1.04
Kansas                                137                  4,819,495.78                          0.80
Nevada                                124                  4,650,028.98                          0.78
Wisconsin                             118                  4,054,475.54                          0.68
Maine                                  89                  3,885,791.88                          0.65
Montana                                92                  3,796,549.76                          0.63
Delaware                               85                  3,562,532.12                          0.59
Iowa                                  108                  3,160,568.11                          0.53
South Dakota                           75                  2,910,147.18                          0.49
Wyoming                                59                  2,520,948.53                          0.42
New Hampshire                          56                  2,408,714.78                          0.40
Vermont                                44                  2,378,534.15                          0.40
Idaho                                  42                  2,292,561.33                          0.38
Nebraska                               51                  2,089,386.20                          0.35
Maryland                               64                  2,037,655.20                          0.34
Utah                                   37                  1,273,603.32                          0.21
North Dakota                           27                    969,085.79                          0.16
Massachusetts                           6                    261,245.11                          0.04
Connecticut                             4                    171,868.09                          0.03
Rhode Island                            5                    167,718.96                          0.03
New Jersey                              5                    156,286.46                          0.03
Alaska                                  2                    127,375.56                          0.02
District of Columbia                    1                     15,708.21                             *
---------------------------------------------------------------------------------------------------------------
          Total:                   14,773               $599,999,996.53                        100.00%
---------------------------------------------------------------------------------------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

-------------------------------------------------------------------------------------------------------------
                                  Number of          Aggregate Principal               % of Contracts by
     Original Contract         Contracts as of     Balance Outstanding as       Outstanding Principal Balance
    Amount (in Dollars)        the Cut-Off Date      of the Cut-Off Date           as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
         0.01 -    10,000.00         266               $2,050,071.57                         0.34%
    10,000.01 -    20,000.00       2,102               27,823,748.90                         4.64
    20,000.01 -    30,000.00       3,347               80,613,692.98                        13.44
    30,000.01 -    40,000.00       2,884               98,174,543.44                        16.36
    40,000.01 -    50,000.00       2,078               92,221,938.03                        15.37
    50,000.01 -    60,000.00       1,453               79,232,604.70                        13.21
    60,000.01 -    70,000.00         913               58,743,893.11                         9.79
    70,000.01 -    80,000.00         584               43,453,449.92                         7.24
    80,000.01 -    90,000.00         395               33,316,762.24                         5.55
    90,000.01 -   100,000.00         271               25,561,383.52                         4.26
   100,000.01 -   110,000.00         159               16,607,311.50                         2.77
   110,000.01 -   120,000.00         114               13,091,952.24                         2.18
   120,000.01 -   130,000.00          79                9,786,554.52                         1.63
   130,000.01 -   140,000.00          49                6,577,004.17                         1.10
   140,000.01 -   150,000.00          41                5,947,794.96                         0.99
   150,000.01 -   160,000.00          11                1,691,915.68                         0.28
   160,000.01 -   170,000.00          11                1,803,320.56                         0.30
   170,000.01 -   180,000.00           2                  349,216.11                         0.06
   180,000.01 -   190,000.00           1                  181,983.83                         0.03
   190,000.01 -   200,000.00           3                  589,212.73                         0.10
   200,000.01 -   210,000.00           6                1,228,037.95                         0.20
   210,000.01 -   220,000.00           1                  217,042.57                         0.04
   220,000.01 -   230,000.00           1                  228,338.33                         0.04
   230,000.01 -   240,000.00           1                  238,680.87                         0.04
   260,000.01 -   270,000.00           1                  269,542.10                         0.04
-------------------------------------------------------------------------------------------------------------
           Total:                 14,773             $599,999,996.53                       100.00%
-------------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                                Number of          Aggregate Principal          % of Contracts by Outstanding
                             Contracts as of    Balance Outstanding as of       Principal Balance as of the
     Contract Rate          the Cut-Off Date         the Cut-Off Date                Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
     4.001 - 5.000                   1                   $13,113.38                           *
     5.001 - 6.000                   5                   197,890.70                        0.03
     6.001 - 7.000                   5                   512,667.93                        0.09
     7.001 - 8.000                 451                38,525,231.04                        6.42
     8.001 - 9.000                 874                59,269,743.49                        9.88
     9.001 - 10.000              2,040               100,724,886.15                       16.79
    10.001 - 11.000              1,853                84,837,415.49                       14.14
    11.001 - 12.000              1,925                82,951,924.82                       13.83
    12.001 - 13.000              1,850                67,803,264.18                       11.30
    13.001 - 14.000              1,709                42,702,531.23                        7.12
    14.001 - 15.000                887                26,743,878.59                        4.46
    15.001 - 16.000                765                26,864,963.21                        4.48
    16.001 - 17.000                895                27,098,261.85                        4.52
    17.001 - 18.000                887                27,108,633.25                        4.52
    18.001 - 19.000                608                14,360,549.54                        2.39
    19.001 - 20.000                 18                   285,041.68                        0.05
-------------------------------------------------------------------------------------------------------------
         Total:                 14,773              $599,999,996.53                      100.00%
-------------------------------------------------------------------------------------------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

---------------------------------------------------------------------------------------------------------------
                                Number of           Aggregate Principal           % of Contracts by Outstanding
      Loan to Value          Contracts as of     Balance Outstanding as of             Principal Balance
          Ratio             the Cut-Off Date         the Cut-Off Date              as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------------
       0.01 -  5.00                  2                    $74,277.27                          0.01%
       5.01 -  10.00                 4                    278,141.11                          0.05
      10.01 -  15.00                 5                    378,203.28                          0.06
      15.01 -  20.00                14                    610,681.89                          0.10
      20.01 -  25.00                16                    282,210.05                          0.05
      25.01 -  30.00                23                    691,499.17                          0.12
      30.01 -  35.00                34                  1,037,752.22                          0.17
      35.01 -  40.00                48                  1,121,335.61                          0.19
      40.01 -  45.00                59                  1,904,942.63                          0.32
      45.01 -  50.00               101                  3,291,758.77                          0.55
      50.01 -  55.00               131                  4,068,731.67                          0.68
      55.01 -  60.00               176                  6,475,132.97                          1.08
      60.01 -  65.00               219                  7,749,456.35                          1.29
      65.01 -  70.00               323                 13,688,162.75                          2.28
      70.01 -  75.00               508                 22,202,431.31                          3.70
      75.01 -  80.00             1,194                 48,472,934.72                          8.08
      80.01 -  85.00               962                 43,495,150.83                          7.25
      85.01 -  90.00             3,943                158,674,947.39                         26.45
      90.01 -  95.00             4,321                193,671,757.86                         32.28
      95.01 -  100.00            2,690                 91,830,488.68                         15.31
---------------------------------------------------------------------------------------------------------------
         Total:                 14,773               $599,999,996.53                        100.00%
---------------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.



                    REMAINING MONTHS TO MATURITY OF CONTRACTS

--------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal           % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of             Principal Balance
   Months Remaining              Date                the Cut-Off Date              as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
          1 -  30                  182                  $726,224.92                           0.12%
         31 -  60                  800                 7,693,425.50                           1.28
         61 -  90                  256                 3,971,736.68                           0.66
         91 -  120                 964                18,618,916.24                           3.10
        121 -  150                 276                 6,429,700.81                           1.07
        151 -  180               1,325                33,096,348.96                           5.52
        181 -  210                  86                 2,631,228.86                           0.44
        211 -  240               1,875                56,682,078.64                           9.45
        241 -  270                  31                 1,314,637.11                           0.22
        271 -  300               1,394                47,439,275.30                           7.91
        301 -  330                  41                 1,931,416.02                           0.32
        331 -  360               7,543               419,465,007.49                          69.91
--------------------------------------------------------------------------------------------------------------
        Total:                  14,773              $599,999,996.53                         100.00%
--------------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
      FICO Score                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                    1,691               $33,380,680.68                        5.56%
   401      -     450                1                    42,446.40                        0.01
   451      -     500              102                 3,636,372.76                        0.61
   501      -     550            1,151                45,855,624.05                        7.64
   551      -     575            1,369                59,534,180.91                        9.92
   576      -     600            1,613                72,418,475.49                       12.07
   601      -     625            1,869                88,302,242.40                       14.72
   626      -     650            1,720                78,259,924.93                       13.04
   651      -     675            1,571                69,819,512.51                       11.64
   676      -     700            1,265                54,797,242.76                        9.13
   701      -     750            1,578                64,159,433.66                       10.69
   751      -     800              782                27,431,002.45                        4.57
   801      -     850               61                 2,362,857.53                        0.39
------------------------------------------------------------------------------------------------------------
        Total:                  14,773              $599,999,996.53                      100.00%
------------------------------------------------------------------------------------------------------------

(1)   Percentages may not add to 100% due to rounding



               DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
 Debt To Income Ratio            Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                      426                $9,217,761.10                        1.54%
    0.01    -   10.00               76                 2,249,150.96                        0.37
   10.01    -   20.00            1,156                37,574,698.97                        6.26
   20.01    -   30.00            3,003               109,731,508.31                       18.29
   30.01    -   40.00            4,326               177,580,865.48                       29.60
   40.01    -   50.00            4,051               182,566,451.58                       30.43
   50.01    -   60.00            1,308                64,106,546.47                       10.68
   60.01    -   70.00              262                11,500,354.72                        1.92
   70.01    -   80.00               69                 2,402,345.02                        0.40
   80.01    -   90.00               62                 2,041,206.10                        0.34
   90.01    -  100.00               34                 1,029,107.82                        0.17
-------------------------------------------------------------------------------------------------------------
        Total:                  14,773              $599,999,996.53                      100.00%
-------------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

            MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (New Loans)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

           ---------------------------------------------------------
           Number of Contracts:                                8,605
           Balance of Contracts:                     $420,227,483.02
           Wgt. Avg. Contract Rate:                          10.934%
           Range of Rates:                          4.300% - 20.000%
           Wgt. Avg. Orig. Maturity:                             334
           Wgt. Avg. Rem. Maturity:                              329
           Avg. Current Balance:                          $48,835.27
           Wgt. Avg. LTV:                                     86.87%
           New/Used:                                  100.0% / 0.00%
           Park/Private:                               16.7% / 83.3%
           Single-Wide/Multi-Wide:                     19.9% / 80.1%
           Conventional:                                      99.99%
           Land-Home:                                         36.86%
           FHA/VA:                                     0.01% / 0.00%
           Low Side Override (No/Yes)                 99.51% / 0.49%
           ---------------------------------------------------------


                        YEARS OF ORIGINATION OF CONTRACTS

---------------------------------------------------------------------------------------------------------
                           Number of       Aggregate Principal Balance      % of Contracts by Outstanding
                        Contracts as of       Outstanding as of the          Principal Balance as of the
 Origination Year      the Cut-Off Date            Cut-Off Date                   Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------
         1984                    1                       $9,744.51                            *
         1986                    1                        9,243.81                            *
         1987                    3                        8,072.48                            *
         1988                   22                      116,847.14                         0.03
         1989                  123                    1,488,704.54                         0.35
         1990                   86                    1,136,364.48                         0.27
         1991                  534                    5,881,552.47                         1.40
         1992                    1                       14,053.11                            *
         1995                    4                      106,062.11                         0.03
         1996                    1                       39,584.19                         0.01
         1997                    3                       78,302.82                         0.02
         1998                   17                      685,618.80                         0.16
         1999                   19                    1,161,833.03                         0.28
         2000                   39                    2,678,472.32                         0.64
         2001                7,232                  386,677,156.46                        92.02
         2002                  519                   20,135,870.75                         4.79
---------------------------------------------------------------------------------------------------------
      Total:                 8,605                 $420,227,483.02                       100.00%
---------------------------------------------------------------------------------------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

-------------------------------------------------------------------------------------------------------
                             Number of         Aggregate Principal             % of Contracts by
                          Contracts as of   Balance Outstanding as of    Outstanding Principal Balance
          States         the Cut-Off Date       the Cut-Off Date          as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------
Texas                          1,040              $49,545,115.78                   11.79%
Michigan                         538               32,194,772.85                    7.66
Florida                          532               31,281,203.39                    7.44
Georgia                          477               23,370,149.34                    5.56
Arizona                          313               19,815,898.17                    4.72
Alabama                          538               19,547,111.60                    4.65
North Carolina                   477               18,090,869.38                    4.31
California                       269               17,177,679.84                    4.09
Tennessee                        327               14,667,149.67                    3.49
South Carolina                   331               13,491,959.24                    3.21
Oklahoma                         253               11,215,400.67                    2.67
New York                         195               11,029,417.09                    2.62
Indiana                          188               10,888,780.28                    2.59
Missouri                         248               10,769,124.94                    2.56
New Mexico                       220               10,159,800.54                    2.42
Ohio                             175                9,836,075.26                    2.34
Kentucky                         201                9,798,847.32                    2.33
Pennsylvania                     172                9,697,901.06                    2.31
Louisiana                        244                9,526,534.11                    2.27
Washington                        99                8,697,041.53                    2.07
Arkansas                         215                8,526,373.47                    2.03
Mississippi                      241                7,812,162.18                    1.86
West Virginia                    204                7,726,487.70                    1.84
Virginia                         153                6,467,800.67                    1.54
Colorado                         111                5,850,339.10                    1.39
Minnesota                         98                4,758,083.86                    1.13
Illinois                          89                4,134,507.15                    0.98
Oregon                            67                3,611,411.99                    0.86
Maine                             62                3,372,571.70                    0.80
Kansas                            63                2,706,278.61                    0.64
Delaware                          46                2,673,008.76                    0.64
Montana                           44                2,478,843.79                    0.59
Nevada                            57                2,410,136.00                    0.57
Wisconsin                         46                2,145,274.68                    0.51
Vermont                           28                1,911,536.80                    0.45
Idaho                             24                1,856,943.29                    0.44
New Hampshire                     33                1,775,082.23                    0.42
South Dakota                      33                1,772,277.93                    0.42
Wyoming                           33                1,706,008.96                    0.41
Iowa                              34                1,438,109.86                    0.34
Nebraska                          25                1,416,959.67                    0.34
Maryland                          28                1,243,738.08                    0.30
Utah                              11                  550,251.77                    0.13
North Dakota                      10                  487,989.06                    0.12
Massachusetts                      2                  139,445.39                    0.03
Alaska                             2                  127,375.56                    0.03
New Jersey                         4                  118,686.55                    0.03
Rhode Island                       3                  113,097.71                    0.03
Connecticut                        2                   95,868.44                    0.02
-------------------------------------------------------------------------------------------------------
Total:                         8,605             $420,227,483.02                  100.00%
-------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

-----------------------------------------------------------------------------------------------------------
                               Number of          Aggregate Principal                % of Contracts by
  Original Contract         Contracts as of    Balance Outstanding as of      Outstanding Principal Balance
 Amount (in Dollars)        the Cut-Off Date        the Cut-Off Date            as of the Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------------
      0.01 -  10,000.00             28                 $187,631.36                       0.04%
 10,000.01 -  20,000.00            684                7,351,524.62                       1.75
 20,000.01 -  30,000.00          1,373               32,045,381.50                       7.63
 30,000.01 -  40,000.00          1,616               54,803,251.02                      13.04
 40,000.01 -  50,000.00          1,312               58,216,410.29                      13.85
 50,000.01 -  60,000.00          1,146               62,602,600.59                      14.90
 60,000.01 -  70,000.00            811               52,212,710.39                      12.42
 70,000.01 -  80,000.00            540               40,212,783.23                       9.57
 80,000.01 -  90,000.00            374               31,529,513.69                       7.50
 90,000.01 - 100,000.00            258               24,328,762.98                       5.79
100,000.01 - 110,000.00            153               15,988,316.92                       3.80
110,000.01 - 120,000.00            111               12,741,886.25                       3.03
120,000.01 - 130,000.00             73                9,022,430.18                       2.15
130,000.01 - 140,000.00             48                6,440,285.39                       1.53
140,000.01 - 150,000.00             41                5,947,794.96                       1.42
150,000.01 - 160,000.00             11                1,691,915.68                       0.40
160,000.01 - 170,000.00             11                1,803,320.56                       0.43
170,000.01 - 180,000.00              2                  349,216.11                       0.08
180,000.01 - 190,000.00              1                  181,983.83                       0.04
190,000.01 - 200,000.00              3                  589,212.73                       0.14
200,000.01 - 210,000.00              5                1,026,946.87                       0.24
210,000.01 - 220,000.00              1                  217,042.57                       0.05
220,000.01 - 230,000.00              1                  228,338.33                       0.05
230,000.01 - 240,000.00              1                  238,680.87                       0.06
260,000.01 - 270,000.00              1                  269,542.10                       0.06
-----------------------------------------------------------------------------------------------------------
        Total:                   8,605             $420,227,483.02                     100.00%
-----------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

-------------------------------------------------------------------------------------------------
                        Number of          Aggregate Principal      % of Contracts by Outstanding
                     Contracts as of    Balance Outstanding as of   Principal Balance as of the
 Contract Rate      the Cut-Off Date         the Cut-Off Date            Cut-Off Date (1)
-------------------------------------------------------------------------------------------------
 4.001 - 5.000               1                  $13,113.38                     *
 5.001 - 6.000               2                   93,226.68                     0.02
 6.001 - 7.000               4                  443,053.43                     0.11
 7.001 - 8.000             448               38,342,224.56                     9.12
 8.001 - 9.000             808               56,794,811.75                    13.52
 9.001 - 10.000          1,394               79,324,736.90                    18.88
10.001 - 11.000          1,384               70,410,647.83                    16.76
11.001 - 12.000          1,279               61,596,229.82                    14.66
12.001 - 13.000          1,198               49,588,129.97                    11.80
13.001 - 14.000          1,143               29,432,055.41                     7.00
14.001 - 15.000            437               15,773,751.68                     3.75
15.001 - 16.000            264               10,147,967.26                     2.41
16.001 - 17.000            151                5,172,654.07                     1.23
17.001 - 18.000             67                2,229,081.68                     0.53
18.001 - 19.000             23                  793,145.50                     0.19
19.001 - 20.000              2                   72,653.10                     0.02
-------------------------------------------------------------------------------------------------
     Total:              8,605             $420,227,483.02                   100.00%
-------------------------------------------------------------------------------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

-----------------------------------------------------------------------------------------------
                     Number of           Aggregate Principal      % of Contracts by Outstanding
Loan to Value     Contracts as of     Balance Outstanding as of        Principal Balance
    Ratio        the Cut-Off Date         the Cut-Off Date          as of the Cut-Off Date (1)
-----------------------------------------------------------------------------------------------
 0.01 - 5.00               1                   $43,486.41                    0.01%
 5.01 - 10.00              4                   278,141.11                    0.07
10.01 - 15.00              4                   333,363.72                    0.08
15.01 - 20.00             14                   610,681.89                    0.15
20.01 - 25.00             10                   216,992.14                    0.05
25.01 - 30.00             16                   538,327.88                    0.13
30.01 - 35.00             24                   830,644.25                    0.20
35.01 - 40.00             25                   760,164.50                    0.18
40.01 - 45.00             39                 1,502,023.09                    0.36
45.01 - 50.00             73                 2,719,132.00                    0.65
50.01 - 55.00             76                 3,084,016.57                    0.73
55.01 - 60.00            121                 5,289,101.16                    1.26
60.01 - 65.00            133                 6,038,126.39                    1.44
65.01 - 70.00            206                10,528,983.00                    2.51
70.01 - 75.00            346                17,926,254.63                    4.27
75.01 - 80.00            807                38,519,985.78                    9.17
80.01 - 85.00            661                35,138,147.12                    8.36
85.01 - 90.00          2,853               129,861,509.22                   30.90
90.01 - 95.00          2,218               124,160,696.23                   29.55
95.01 - 100.00           974                41,847,705.93                    9.96
-----------------------------------------------------------------------------------------------
   Total:              8,605              $420,227,483.02                  100.00%
-----------------------------------------------------------------------------------------------

(2)  Percentages may not add to 100% due to rounding.



                    REMAINING MONTHS TO MATURITY OF CONTRACTS

---------------------------------------------------------------------------------------------------
                   Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
                    as of the Cut-Off    Balance Outstanding as of         Principal Balance
Months Remaining          Date                the Cut-Off Date         as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------
     1 - 30                103                  $479,187.37                     0.11%
    31 - 60                517                 4,800,027.21                     1.14
    61 - 90                 82                 1,549,634.11                     0.37
    91 - 120               386                 8,711,152.12                     2.07
   121 - 150                94                 2,623,734.42                     0.62
   151 - 180               455                14,587,903.79                     3.47
   181 - 210                31                 1,031,547.33                     0.25
   211 - 240               753                26,162,481.63                     6.23
   241 - 270                15                   677,202.37                     0.16
   271 - 300               442                15,299,157.65                     3.64
   301 - 330                20                   995,081.39                     0.24
   331 - 360             5,707               343,310,373.63                    81.70
---------------------------------------------------------------------------------------------------
     Total:              8,605              $420,227,483.02                   100.00%
---------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

------------------------------------------------------------------------------------------------------
                     Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
                      as of the Cut-Off    Balance Outstanding as of         Principal Balance
    FICO Score              Date                the Cut-Off Date         as of the Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
        N/A                1,068                 $20,630,121.91                    4.91%
 451     -    500             17                     754,633.81                    0.18
 501     -    550            361                  19,014,145.58                    4.52
 551     -    575            685                  37,268,171.53                    8.87
 576     -    600            982                  52,470,905.60                   12.49
 601     -    625          1,270                  69,630,998.30                   16.57
 626     -    650          1,101                  59,538,933.88                   14.17
 651     -    675            955                  52,898,637.86                   12.59
 676     -    700            790                  41,530,414.46                    9.88
 701     -    750            922                  46,609,451.95                   11.09
 751     -    800            414                  18,086,952.64                    4.30
 801     -    850             40                   1,794,115.50                    0.43
------------------------------------------------------------------------------------------------------
      Total:               8,605                $420,227,483.02                  100.00%
------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding


               DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

----------------------------------------------------------------------------------------------------------
                         Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
Debt to Income Ratio      as of the Cut-Off    Balance Outstanding as of         Principal Balance
                                Date                the Cut-Off Date         as of the Cut-Off Date (1)
----------------------------------------------------------------------------------------------------------
         N/A                      335                 $6,907,313.05                    1.64%
  0.01    -    10.00               39                  1,390,892.90                    0.33
 10.01    -    20.00              646                 24,906,391.70                    5.93
 20.01    -    30.00            1,687                 75,085,144.56                   17.87
 30.01    -    40.00            2,489                123,141,355.85                   29.30
 40.01    -    50.00            2,448                132,770,025.24                   31.59
 50.01    -    60.00              756                 45,563,001.83                   10.84
 60.01    -    70.00              144                  7,993,327.45                    1.90
 70.01    -    80.00               25                  1,077,260.36                    0.26
 80.01    -    90.00               23                    933,712.73                    0.22
 90.01    -   100.00               13                    459,057.35                    0.11
----------------------------------------------------------------------------------------------------------
       Total:                   8,605               $420,227,483.02                  100.00%
----------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

    MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (Used, Non-Repo Refi Loans)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------
   Number of Contracts:                                             3,049
   Balance of Contracts:                                   $75,134,757.45
   Wgt. Avg. Contract Rate:                                       12.826%
   Range of Rates:                                       6.000% - 20.000%
   Wgt. Avg. Orig. Maturity:                                          235
   Wgt. Avg. Rem. Maturity:                                           229
   Avg. Current Balance:                                       $24,642.43
   Wgt. Avg. LTV:                                                  90.47%
   New/Used:                                               0.00% / 100.0%
   Park/Private:                                            54.6% / 45.4%
   Single-Wide/Multi-Wide:                                  41.4% / 58.6%
   Conventional:                                                  100.00%
   Land-Home:                                                      12.50%
   FHA/VA:                                                  0.00% / 0.00%
   Low Side Override (No/Yes)                              99.09% / 0.91%
-----------------------------------------------------------------------------


                        YEARS OF ORIGINATION OF CONTRACTS

--------------------------------------------------------------------------------------------------------
                            Number of       Aggregate Principal Balance   % of Contracts by Outstanding
                         Contracts as of       Outstanding as of the       Principal Balance as of the
  Origination Year      the Cut-Off Date            Cut-Off Date                Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------
1984                              1                     $7,849.57                      0.01%
1986                              1                      1,521.59                      *
1989                              8                    134,465.95                      0.18
1990                             10                     58,168.34                      0.08
1991                            155                  1,597,515.67                      2.13
1998                              7                    198,077.08                      0.26
1999                              4                    113,319.90                      0.15
2000                             13                    431,510.33                      0.57
2001                          2,479                 63,863,655.10                     85.00
2002                            371                  8,728,673.92                     11.62
--------------------------------------------------------------------------------------------------------
       Total:                 3,049                $75,134,757.45                    100.00%
--------------------------------------------------------------------------------------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

-------------------------------------------------------------------------------------------------------
                             Number of         Aggregate Principal             % of Contracts by
                          Contracts as of   Balance Outstanding as of    Outstanding Principal Balance
          States         the Cut-Off Date       the Cut-Off Date          as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------
Michigan                         255              $6,973,873.27                      9.28%
California                       204               6,402,894.46                      8.52
Texas                            180               4,312,731.94                      5.74
Alabama                          172               4,051,540.52                      5.39
Florida                          143               3,594,823.22                      4.78
Minnesota                        123               3,043,776.98                      4.05
North Carolina                   135               2,666,349.62                      3.55
Georgia                          102               2,493,387.20                      3.32
Ohio                             116               2,429,662.27                      3.23
Colorado                          84               2,281,888.85                      3.04
Washington                        51               2,057,887.07                      2.74
Oklahoma                          79               2,006,702.90                      2.67
Arizona                           86               1,966,701.07                      2.62
Pennsylvania                      91               1,856,574.98                      2.47
Indiana                           90               1,818,463.30                      2.42
Missouri                          79               1,757,738.25                      2.34
South Carolina                    80               1,751,277.21                      2.33
Arkansas                          68               1,701,672.40                      2.26
Wisconsin                         58               1,574,426.07                      2.10
Oregon                            46               1,370,890.04                      1.82
Louisiana                         54               1,302,342.30                      1.73
Tennessee                         57               1,266,025.41                      1.69
Illinois                          52               1,219,077.80                      1.62
New York                          50               1,215,291.74                      1.62
New Mexico                        48               1,192,918.99                      1.59
Kansas                            44               1,177,201.81                      1.57
Iowa                              50               1,117,834.97                      1.49
Montana                           36                 970,539.63                      1.29
Virginia                          44                 941,647.38                      1.25
Mississippi                       39                 883,305.90                      1.18
Kentucky                          38                 881,316.60                      1.17
Nevada                            36                 879,718.89                      1.17
South Dakota                      33                 872,215.99                      1.16
West Virginia                     42                 703,833.89                      0.94
Wyoming                           19                 640,214.69                      0.85
Maryland                          29                 604,257.25                      0.80
Nebraska                          23                 567,035.74                      0.75
Delaware                          25                 483,922.32                      0.64
New Hampshire                     16                 463,716.11                      0.62
North Dakota                      15                 429,156.50                      0.57
Vermont                           13                 345,440.57                      0.46
Maine                             15                 236,820.50                      0.32
Idaho                             11                 224,916.53                      0.30
Utah                               9                 158,092.78                      0.21
Massachusetts                      4                 121,799.72                      0.16
Rhode Island                       2                  54,621.25                      0.07
New Jersey                         1                  37,599.91                      0.05
District of Columbia               1                  15,708.21                      0.02
Connecticut                        1                  14,922.45                      0.02
-------------------------------------------------------------------------------------------------------
Total:                         3,049             $75,134,757.45                    100.00%
-------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

------------------------------------------------------------------------------------------------------
                             Number of          Aggregate Principal             % of Contracts by
  Original Contract       Contracts as of    Balance Outstanding as of   Outstanding Principal Balance
 Amount (in Dollars)      the Cut-Off Date        the Cut-Off Date         as of the Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
      0.01 -  10,000.00         233               $1,825,264.49                     2.43%
 10,000.01 -  20,000.00       1,139               16,330,128.36                    21.73
 20,000.01 -  30,000.00         833               19,764,934.15                    26.31
 30,000.01 -  40,000.00         407               13,753,907.24                    18.31
 40,000.01 -  50,000.00         247               10,842,080.13                    14.43
 50,000.01 -  60,000.00          91                4,943,657.63                     6.58
 60,000.01 -  70,000.00          48                3,079,721.61                     4.10
 70,000.01 -  80,000.00          24                1,762,163.43                     2.35
 80,000.01 -  90,000.00          10                  845,439.19                     1.13
 90,000.01 - 100,000.00           6                  575,449.23                     0.77
100,000.01 - 110,000.00           2                  204,690.48                     0.27
110,000.01 - 120,000.00           2                  234,824.32                     0.31
120,000.01 - 130,000.00           5                  634,687.33                     0.84
130,000.01 - 140,000.00           1                  136,718.78                     0.18
200,000.01 - 210,000.00           1                  201,091.08                     0.27
------------------------------------------------------------------------------------------------------
        Total:                3,049              $75,134,757.45                   100.00%
------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.



                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

----------------------------------------------------------------------------------------------------
                          Number of          Aggregate Principal       % of Contracts by Outstanding
                       Contracts as of    Balance Outstanding as of    Principal Balance as of the
 Contract Rate        the Cut-Off Date         the Cut-Off Date             Cut-Off Date (1)
----------------------------------------------------------------------------------------------------
  5.001 -  6.000               2                  $57,165.38                     0.08%
  7.001 -  8.000               2                  111,097.73                     0.15
  8.001 -  9.000              18                  897,042.67                     1.19
  9.001 -  10.000            325                9,376,404.34                    12.48
 10.001 -  11.000            371               10,220,604.83                     13.6
 11.001 -  12.000            413               11,796,663.17                     15.7
 12.001 -  13.000            451               12,526,640.36                    16.67
 13.001 -  14.000            478               10,657,222.43                    14.18
 14.001 -  15.000            349                7,182,328.95                     9.56
 15.001 -  16.000            157                3,847,442.84                     5.12
 16.001 -  17.000            138                2,855,989.14                     3.80
 17.001 -  18.000            169                3,090,541.55                     4.11
 18.001 -  19.000            160                2,303,225.48                     3.07
 19.001 -  20.000             16                  212,388.58                     0.28
----------------------------------------------------------------------------------------------------
     Total:                3,049              $75,134,757.45                   100.00%
----------------------------------------------------------------------------------------------------

(3)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

--------------------------------------------------------------------------------------------------
                       Number of           Aggregate Principal       % of Contracts by Outstanding
Loan to Value       Contracts as of     Balance Outstanding as of         Principal Balance
    Ratio          the Cut-Off Date         the Cut-Off Date           as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------
 0.01 -  5.00               1                   $30,790.86                     0.04%
10.01 -  15.00              1                    44,839.56                     0.06
20.01 -  25.00              4                    51,923.30                     0.07
25.01 -  30.00              7                   153,171.29                     0.20
30.01 -  35.00              6                   115,405.86                     0.15
35.01 -  40.00             14                   194,890.97                     0.26
40.01 -  45.00             15                   291,789.93                     0.39
45.01 -  50.00             22                   411,246.41                     0.55
50.01 -  55.00             47                   733,654.21                     0.98
55.01 -  60.00             40                   634,258.38                     0.84
60.01 -  65.00             74                 1,362,453.28                     1.81
65.01 -  70.00             87                 1,926,993.30                     2.56
70.01 -  75.00            118                 2,719,056.24                     3.62
75.01 -  80.00            273                 6,025,667.98                     8.02
80.01 -  85.00            183                 4,353,707.25                     5.79
85.01 -  90.00            473                 9,999,799.72                    13.31
90.01 -  95.00            394                10,775,762.87                    14.34
95.01 -  100.00         1,290                35,309,346.04                    46.99
--------------------------------------------------------------------------------------------------
   Total:               3,049               $75,134,757.45                   100.00%
--------------------------------------------------------------------------------------------------

(4)  Percentages may not add to 100% due to rounding.



                    REMAINING MONTHS TO MATURITY OF CONTRACTS

-------------------------------------------------------------------------------------------------------
                       Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
                        as of the Cut-Off    Balance Outstanding as of         Principal Balance
Months Remaining              Date                the Cut-Off Date         as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------
     1 -  30                   55                 $169,342.97                        0.23%
    31 -  60                  222                2,260,632.32                        3.01
    61 -  90                  168                2,319,206.77                        3.09
    91 -  120                 524                8,808,650.92                       11.72
   121 -  150                 166                3,433,997.08                        4.57
   151 -  180                 649               13,490,828.80                       17.96
   181 -  210                  55                1,599,681.53                        2.13
   211 -  240                 505               13,805,926.42                       18.37
   241 -  270                  16                  637,434.74                        0.85
   271 -  300                 300               10,422,669.42                       13.87
   301 -  330                  19                  843,209.90                        1.12
   331 -  360                 370               17,343,176.58                       23.08
-------------------------------------------------------------------------------------------------------
     Total:                 3,049              $75,134,757.45                      100.00%
-------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

-------------------------------------------------------------------------------------------------------
                       Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
                        as of the Cut-Off    Balance Outstanding as of         Principal Balance
     FICO Score               Date                the Cut-Off Date         as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------
         N/A                    248               $3,515,481.18                      4.68%
 451       -     500              2                   43,558.26                      0.06
 501       -     550             57                1,623,280.33                      2.16
 551       -     575            127                3,091,363.20                      4.11
 576       -     600            193                5,027,169.62                      6.69
 601       -     625            277                7,081,237.27                      9.42
 626       -     650            394               10,427,258.83                     13.88
 651       -     675            464               11,619,275.61                     15.46
 676       -     700            401               10,615,540.45                     14.13
 701       -     750            559               14,255,615.16                     18.97
 751       -     800            310                7,419,743.04                      9.88
 801       -     850             17                  415,234.50                      0.55
-------------------------------------------------------------------------------------------------------
       Total:                 3,049              $75,134,757.45                    100.00%
-------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding



               DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

---------------------------------------------------------------------------------------------------------
                         Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
Debt to Income Ratio      as of the Cut-Off    Balance Outstanding as of         Principal Balance
                                Date                the Cut-Off Date         as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------
         N/A                       85               $2,076,574.33                     2.76%
   0.01    -   10.00               26                  553,788.42                     0.74
  10.01    -   20.00              289                6,022,187.41                     8.02
  20.01    -   30.00              651               14,095,335.95                    18.76
  30.01    -   40.00              844               21,241,541.40                    28.27
  40.01    -   50.00              723               18,897,641.75                    25.15
  50.01    -   60.00              251                7,149,768.77                     9.52
  60.01    -   70.00               80                2,148,947.05                     2.86
  70.01    -   80.00               42                1,293,348.64                     1.72
  80.01    -   90.00               38                1,098,540.56                     1.46
  90.01    -   100.00              20                  557,083.17                     0.74
---------------------------------------------------------------------------------------------------------
       Total:                   3,049              $75,134,757.45                   100.00%
---------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

      MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (Used, Repo-Refi Loans)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------
Number of Contracts:                                                3,118
Balance of Contracts:                                     $104,625,854.50
Wgt. Avg. Contract Rate:                                          14.903%
Range of Rates:                                          6.000% - 18.750%
Wgt. Avg. Orig. Maturity:                                             315
Wgt. Avg. Rem. Maturity:                                              312
Avg. Current Balance:                                          $33,555.44
Wgt. Avg. LTV:                                                     91.45%
New/Used:                                                  00.0% / 100.0%
Park/Private:                                               42.6% / 57.4%
Single-Wide/Multi-Wide:                                     39.2% / 60.8%
Conventional:                                                     100.00%
Land-Home:                                                          9.44%
FHA/VA:                                                     0.00% / 0.00%
Low Side Override (No/Yes)                                31.93% / 68.07%
-----------------------------------------------------------------------------



                        YEARS OF ORIGINATION OF CONTRACTS

------------------------------------------------------------------------------------------------------
                          Number of       Aggregate Principal Balance    % of Contracts by Outstanding
                       Contracts as of       Outstanding as of the        Principal Balance as of the
Origination Year      the Cut-Off Date            Cut-Off Date                 Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
     1991                       78                  $617,553.09                      0.59%
     2000                        9                   681,739.04                      0.65
     2001                    2,732                93,932,089.08                     89.78
     2002                      299                 9,394,473.29                      8.98
------------------------------------------------------------------------------------------------------
     Total:                  3,118              $104,625,854.50                    100.00%
------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

-------------------------------------------------------------------------------------------------------
                            Number of           Aggregate Principal            % of Contracts by
                         Contracts as of     Balance Outstanding as of   Outstanding Principal Balance
          States        the Cut-Off Date         the Cut-Off Date         as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------
Texas                          413                $15,606,953.20                     14.92%
Alabama                        357                 10,240,002.88                      9.79
Georgia                        232                  8,087,346.34                      7.73
South Carolina                 198                  7,735,522.52                      7.39
North Carolina                 220                  7,144,348.51                      6.83
Florida                        152                  5,901,962.58                      5.64
Michigan                       151                  5,758,741.62                      5.50
Mississippi                    140                  3,967,825.71                      3.79
Arizona                         78                  2,698,197.88                      2.58
Washington                      56                  2,487,388.61                      2.38
Oklahoma                        77                  2,418,541.59                      2.31
California                      49                  2,392,109.31                      2.29
New Mexico                      79                  2,297,746.71                      2.20
Colorado                        55                  2,246,402.71                      2.15
Kentucky                        77                  2,211,736.18                      2.11
Ohio                            58                  1,981,504.58                      1.89
Tennessee                       66                  1,902,226.55                      1.82
Missouri                        71                  1,871,477.14                      1.79
Arkansas                        65                  1,796,440.84                      1.72
Indiana                         51                  1,522,059.37                      1.45
Virginia                        45                  1,363,443.23                      1.30
Nevada                          31                  1,360,174.09                      1.30
Louisiana                       47                  1,341,321.11                      1.28
Oregon                          32                  1,301,109.08                      1.24
Minnesota                       39                  1,282,553.58                      1.23
Pennsylvania                    39                    973,754.60                      0.93
Kansas                          30                    936,015.36                      0.89
Illinois                        35                    895,829.10                      0.86
Iowa                            24                    604,623.28                      0.58
Utah                            17                    565,258.77                      0.54
West Virginia                   21                    560,765.09                      0.54
New York                        15                    457,909.57                      0.44
Delaware                        14                    405,601.04                      0.39
Montana                         12                    347,166.34                      0.33
Wisconsin                       14                    334,774.79                      0.32
Maine                           12                    276,399.68                      0.26
South Dakota                     9                    265,653.26                      0.25
Idaho                            7                    210,701.51                      0.20
Maryland                         7                    189,659.87                      0.18
Wyoming                          7                    174,724.88                      0.17
New Hampshire                    7                    169,916.44                      0.16
Vermont                          3                    121,556.78                      0.12
Nebraska                         3                    105,390.79                      0.10
Connecticut                      1                     61,077.20                      0.06
North Dakota                     2                     51,940.23                      0.05
-------------------------------------------------------------------------------------------------------
          Total:             3,118               $104,625,854.50                    100.00%
-------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

-------------------------------------------------------------------------------------------------------
                             Number of          Aggregate Principal           % of Contracts by
  Original Contract       Contracts as of     Balance Outstanding as   Outstanding Principal Balance
 Amount (in Dollars)      the Cut-Off Date      of the Cut-Off Date       as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------
      0.01 -  10,000.00           5                  $37,175.72                    0.04%
 10,000.01 -  20,000.00         278                4,130,194.36                    3.95
 20,000.01 -  30,000.00       1,141               28,803,377.33                   27.53
 30,000.01 -  40,000.00         861               29,617,385.18                   28.31
 40,000.01 -  50,000.00         519               23,163,447.61                   22.14
 50,000.01 -  60,000.00         216               11,686,346.48                   11.17
 60,000.01 -  70,000.00          54                3,451,461.11                    3.30
 70,000.01 -  80,000.00          20                1,478,503.26                    1.41
 80,000.01 -  90,000.00          11                  941,809.36                    0.90
 90,000.01 - 100,000.00           7                  657,171.31                    0.63
100,000.01 - 110,000.00           4                  414,304.10                    0.40
110,000.01 - 120,000.00           1                  115,241.67                    0.11
120,000.01 - 130,000.00           1                  129,437.01                    0.12
---------------------------------------------------------------------------------------------------------
        Total:                3,118             $104,625,854.50                  100.00%
---------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.



                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

-----------------------------------------------------------------------------------------------------
                           Number of          Aggregate Principal       % of Contracts by Outstanding
                        Contracts as of    Balance Outstanding as of    Principal Balance as of the
Contract Rate          the Cut-Off Date         the Cut-Off Date             Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------
 5.001 -  6.000                 1                   $47,498.64                      0.05%
 6.001 -  7.000                 1                    69,614.50                      0.07
 7.001 -  8.000                 1                    71,908.75                      0.07
 8.001 -  9.000                48                 1,577,889.07                      1.51
 9.001 -  10.000              320                12,011,843.35                     11.48
10.001 -  11.000               98                 4,206,162.83                      4.02
11.001 -  12.000              233                 9,559,031.83                      9.14
12.001 -  13.000              201                 5,688,493.85                      5.44
13.001 -  14.000               88                 2,613,253.39                      2.50
14.001 -  15.000              101                 3,787,797.96                      3.62
15.001 -  16.000              344                12,869,553.11                     12.30
16.001 -  17.000              606                19,069,618.64                     18.23
17.001 -  18.000              651                21,789,010.02                     20.83
18.001 -  19.000              425                11,264,178.56                     10.77
-----------------------------------------------------------------------------------------------------
    Total:                  3,118              $104,625,854.50                    100.00%
-----------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

-----------------------------------------------------------------------------------------------------
                          Number of           Aggregate Principal       % of Contracts by Outstanding
Loan to Value          Contracts as of     Balance Outstanding as of         Principal Balance
    Ratio             the Cut-Off Date         the Cut-Off Date          as of the Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------
20.01 -  25.00                2                    $13,294.61                      0.01%
30.01 -  35.00                4                     91,702.11                      0.09
35.01 -  40.00                9                    166,280.14                      0.16
40.01 -  45.00                5                    111,129.61                      0.11
45.01 -  50.00                6                    161,380.36                      0.15
50.01 -  55.00                8                    251,060.89                      0.24
55.01 -  60.00               15                    551,773.43                      0.53
60.01 -  65.00               12                    348,876.68                      0.33
65.01 -  70.00               30                  1,232,186.45                      1.18
70.01 -  75.00               44                  1,557,120.44                      1.49
75.01 -  80.00              114                  3,927,280.96                      3.75
80.01 -  85.00              118                  4,003,296.46                      3.83
85.01 -  90.00              617                 18,813,638.45                     17.98
90.01 -  95.00            1,709                 58,735,298.76                     56.14
95.01 -  100.00             425                 14,661,535.15                     14.01
-----------------------------------------------------------------------------------------------------
   Total:                 3,118               $104,625,854.50                    100.00%
-----------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding.



                    REMAINING MONTHS TO MATURITY OF CONTRACTS

----------------------------------------------------------------------------------------------------
                    Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
                     as of the Cut-Off    Balance Outstanding as of         Principal Balance
Months Remaining           Date                the Cut-Off Date         as of the Cut-Off Date (1)
----------------------------------------------------------------------------------------------------
       1 -  30               24                    $77,694.58                       0.07%
      31 -  60               61                    632,765.97                       0.60
      61 -  90                5                     90,994.24                       0.09
      91 -  120              54                  1,099,113.20                       1.05
     121 -  150              16                    371,969.31                       0.36
     151 -  180             221                  5,017,616.37                       4.80
     211 -  240             617                 16,713,670.59                      15.97
     271 -  300             652                 21,717,448.23                      20.76
     301 -  330               2                     93,124.73                       0.09
     331 -  360           1,466                 58,811,457.28                      56.21
----------------------------------------------------------------------------------------------------
     Total:               3,118               $104,625,854.50                     100.00%
----------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

-----------------------------------------------------------------------------------------------------
                     Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
                      as of the Cut-Off    Balance Outstanding as of         Principal Balance
 FICO Score                 Date                the Cut-Off Date         as of the Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------
     N/A                     375                  $9,235,077.59                   8.83%
401    -    450                1                      42,446.40                   0.04
451    -    500               83                   2,838,180.69                   2.71
501    -    550              733                  25,218,198.14                  24.10
551    -    575              557                  19,174,646.18                  18.33
576    -    600              438                  14,920,400.27                  14.26
601    -    625              322                  11,590,006.83                  11.08
626    -    650              225                   8,293,732.22                   7.93
651    -    675              152                   5,301,599.04                   5.07
676    -    700               74                   2,651,287.85                   2.53
701    -    750               96                   3,282,464.99                   3.14
751    -    800               58                   1,924,306.77                   1.84
801    -    850                4                     153,507.53                   0.15
-----------------------------------------------------------------------------------------------------
   Total:                  3,118                $104,625,854.50                 100.00%
-----------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding



               DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

---------------------------------------------------------------------------------------------------------
                         Number of Contracts      Aggregate Principal       % of Contracts by Outstanding
Debt to Income Ratio      as of the Cut-Off    Balance Outstanding as of         Principal Balance
                                Date                the Cut-Off Date         as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------
         N/A                       6                    $233,873.72                   0.22%
   0.01   -   10.00               11                     304,469.64                   0.29
  10.01   -   20.00              221                   6,646,119.86                   6.35
  20.01   -   30.00              664                  20,539,126.24                  19.63
  30.01   -   40.00              993                  33,197,968.23                  31.73
  40.01   -   50.00              880                  30,898,784.59                  29.53
  50.01   -   60.00              301                  11,393,775.87                  10.89
  60.01   -   70.00               38                   1,358,080.22                   1.30
  70.01   -   80.00                2                      31,736.02                   0.03
  80.01   -   90.00                1                       8,952.81                   0.01
  90.01   -   100.00               1                      12,967.30                   0.01
---------------------------------------------------------------------------------------------------------
       Total:                  3,118                $104,625,854.50                 100.00%
---------------------------------------------------------------------------------------------------------

(1)  Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

[LEHMAN BROTHERS LOGO]            CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
                                               HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                            PREPAYMENT SENSITIVITIES

                   ---------------------------------------------------------------------------------------------------------
                        75% MHP               125% MHP              175% MHP             250% MHP              300% MHP
                      WAL/Maturity          WAL/Maturity          WAL/Maturity         WAL/Maturity          WAL/Maturity
                   -------------------   -------------------   -------------------  -------------------   -------------------
To Call
A                   9.58      08/2025     7.14      02/2021     5.41     05/2017     3.68      07/2013     2.94     10/2011
M-1-A               15.87     08/2025     12.02     02/2021     9.78     05/2017     8.02      07/2013     7.21     10/2011
M-1-F               15.87     08/2025     12.02     02/2021     9.78     05/2017     8.02      07/2013     7.21     10/2011
M-2                 15.87     08/2025     12.02     02/2021     9.78     05/2017     8.02      07/2013     7.21     10/2011
B-1                 8.08      11/2011     5.60      12/2008     4.77     11/2007     4.55      06/2007     4.46     04/2007

To Maturity
A                   9.76      02/2029     7.36      05/2025     5.62     07/2021     3.84      04/2017     3.07     04/2015
M-1-A               16.08     02/2028     12.25     10/2023    10.04     02/2020     8.37      07/2016     7.63     11/2014
M-1-F               16.08     02/2028     12.25     10/2023    10.04     02/2020     8.37      07/2016     7.63     11/2014
M-2                 16.08     02/2028     12.25     10/2023    10.04     02/2020     8.37      07/2016     7.63     11/2014



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.